                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


         Filed by the Co-Registrants /X/
         Filed by a Party other than the Registrant /  /

         Check the appropriate box:

        / /     Preliminary Proxy Statement
        / /     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                RULE 14a-6(e)(2))
        /X/     Definitive Proxy Statement
        / /     Definitive Additional
                Materials
        / /     Soliciting Material Pursuant to Section 240.14a-12

 ------------------------------------------------------------------------------
                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
 ------------------------------------------------------------------------------
            (Names of Co-Registrants As Specified in their Charters)

Payment of Filing Fee (Check the appropriate box):

/X/      No Fee Required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

/ /     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

[FIDUCIARY ASSET MANAGEMENT LOGO]

[CLAYMORE LOGO]

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 10, 2006

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Fiduciary/Claymore MLP Opportunity Fund ("FMO") and Fiduciary/Claymore Dynamic Equity Fund ("HCE") (FMO and HCE sometimes being referred to herein individually as a "Fund" and collectively as the "Funds") that the joint annual meeting of shareholders of the Funds (the "Annual Meeting") will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, April 10, 2006, at 11:30 a.m. (Central time). The Annual Meeting is being held for the following purposes:

     1.   To elect trustees of each Fund in the following manner:

          (a) with respect to FMO, to elect two Trustees as Class I Trustees to serve until the Fund's 2009 annual meeting of shareholders or until a successor shall have been elected and qualified; and

          (b) with respect to HCE, to elect two Trustees as Class I Trustees to serve until the Fund's 2009 annual meeting of shareholders or until a successor shall have been elected and qualified.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     THE BOARD OF TRUSTEES (THE "BOARD") OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

     The Board has fixed the close of business on February 6, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

                             By order of the
                             Board of Trustees

                             /s/ Nicholas Dalmaso

                             Nicholas Dalmaso, Chief Legal and Executive Officer

Lisle, Illinois
March 8, 2006

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY
CARD) TODAY.

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
                                 PROXY STATEMENT
                                       FOR
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 10, 2006

     This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Joint Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 888-991-0091.

     This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Fiduciary/Claymore MLP Opportunity Fund ("FMO") and Fiduciary/Claymore Dynamic Equity Fund ("HCE") (FMO and HCE sometimes being referred to herein individually as a "Fund" and collectively as the "Funds") in connection with the solicitation by the respective Boards of Trustees of FMO and HCE (the Boards of Trustees of FMO and HCE being sometimes referred to herein collectively as the "Board") of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Monday, April 10, 2006, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532 on April 10, 2006, at 11:30 a.m. (Central time). This Proxy Statement and the enclosed proxy card are first being sent to the Funds' shareholders on or about March 13, 2006.

     -    WHY IS A SHAREHOLDER MEETING BEING HELD?

          Because the Common Shares of each Fund are listed on the New York Stock Exchange (the "NYSE"), which requires each Fund to hold an annual meeting of shareholders.

     -    WHAT PROPOSAL WILL BE VOTED ON?

          Shareholders of each Fund are being asked to elect two Trustees as Class I Trustees to serve until the Funds' 2009 annual meeting of shareholders or until a successor shall have been elected and qualified (the "Proposal").

     -    WILL YOUR VOTE MAKE A DIFFERENCE?

          YES! Your vote is important and could make a difference in the governance of your Fund, no matter how many shares you own.

     -    WHO IS ASKING FOR YOUR VOTE?

          The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, April 10, 2006, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Joint Annual Meeting (see previous page). The Notice of Joint Annual Meeting, the proxy and this Proxy Statement are being mailed on or about March 13, 2006.

     -    HOW DOES THE BOARD RECOMMEND THAT SHAREHOLDERS VOTE ON THE PROPOSAL?

          The Board recommends that you vote "for" the Proposal.

     -    WHO IS ELIGIBLE TO VOTE?

          Shareholders of record of FMO and HCE at the close of business on February 6, 2006 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

     -    HOW MANY SHARES OF EACH FUND WERE OUTSTANDING AS OF THE RECORD DATE?

          At the close of business on February 6, 2006, FMO had 18,067,021 common shares outstanding and HCE had 5,705,240 common shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

     -    WHO ARE THE NOMINEES FOR TRUSTEE?

          The Trustees of FMO and HCE are classified into three classes of
          Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board of each of FMO and HCE will be constituted as follows:

          CLASS I TRUSTEES
          -Randall C. Barnes and Nicholas Dalmaso are the Class I Trustees of each Fund. Mr. Barnes and Mr. Dalmaso are standing for election at the Annual Meeting. It is currently anticipated that the Class I Trustees will next stand for election at each Fund's 2009 annual meeting of shareholders.

          CLASS II TRUSTEES
          -Joseph E. Gallagher, Jr., Howard H. Kaplan and Ronald A. Nyberg are the Class II Trustees of each Fund. It is currently anticipated that the Class II Trustees will stand for election at each Fund's 2007 annual meeting of shareholders.

          CLASS III TRUSTEES
          -John M. Roeder, Ronald E. Toupin, Jr. and Robert B. Karn III are the Class III Trustees of each Fund. It is currently anticipated that the Class III Trustees will stand for election at each Fund's 2008 annual meeting of shareholders.

          As indicated above, shareholders of each of FMO and HCE are being asked to elect the following two Class I Trustees at the Annual Meeting: Randall
C. Barnes and Nicholas Dalmaso. The holders of each Fund's Common Shares will have equal voting rights (i.e., one vote per share).

     Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class I Trustee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of each Fund will continue to serve under their current terms as described above. Each Class I Trustee is currently a Trustee of each Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I Trustees named above. Each Class I Trustee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Certain information concerning the Trustees and officers of FMO and HCE is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Funds, the Funds' investment adviser, Claymore Advisors, LLC ("Claymore" or the "Investment Adviser") or the Funds' investment manager, Fiduciary Asset Management, LLC ("Fiduciary" or the "Sub-Adviser") and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Funds are part of a fund complex (referred to herein as the "Fund Complex") comprised of 11 closed-end funds, including FMO and HCE, and 4 open-end funds.

TRUSTEES

                                                                                               NUMBER OF
                                                  TERM OF                                     PORTFOLIOS
                                                OFFICE AND                                      IN FUND
                             POSITION(S)         LENGTH OF                                      COMPLEX
                                HELD               TIME              PRINCIPAL OCCUPATION      OVERSEEN      OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE     WITH FUNDS          SERVED(2)        DURING THE PAST FIVE YEARS  BY TRUSTEE       HELD BY TRUSTEE
------------------------     -----------  ----------------------  --------------------------  ----------  --------------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes(3)         Trustee      Trustee of FMO since    Formerly, Senior Vice           11      None.
Year of birth: 1951                       2004; Trustee of HCE    President Treasurer
                                          since 2005              (1993-1997), President,
                                                                  Pizza Hut International
                                                                  (1991-1993) and Senior Vice
                                                                  President, Strategic
                                                                  Planning and New Business
                                                                  Development (1987-1990) of
                                                                  PepsiCo, Inc. (1987-1997).

Howard H. Kaplan                          Trustee of FMO since    Principal of Blumenfeld,         2      None.
Year of birth: 1969                       2004; Trustee of HCE    Kaplan & Sandweiss P.C., a
                                          since 2005              law firm providing legal
                                                                  advice in business law and
                                                                  litigation.

Robert B. Karn III                        Trustee of FMO since    Consultant (1998-present).       2      Director of Peabody
Year of birth: 1942                       2004; Trustee of HCE    Previously, Managing                    Energy Company, GP,
                                          since 2005              Partner, Financial and                  Natural Resource Partners
                                                                  Economic Consulting, St.                LLC and Kennedy Capital
                                                                  Louis Office of Arthur                  Management, Inc.
                                                                  Andersen, LLP.

Ronald A. Nyberg             Trustee      Trustee of FMO since    Principal of Ronald A.          15      None.
Year of birth: 1953                       2004; Trustee of HCE    Nyberg, Ltd., a law firm
                                          since 2005              specializing in corporate
                                                                  law, estate planning and
                                                                  business transactions
                                                                  (2000-present). Formerly,
                                                                  Executive Vice President,
                                                                  General Counsel and
                                                                  Corporate Secretary of Van
                                                                  Kampen Investments
                                                                  (1982-1999).

John M. Roeder                            Trustee of FMO since    Financial consultant             2      Director, LMI Aerospace.
Year of birth: 1943                       2005; Trustee of HCE    (1999-present). Director in
                                          since 2005              Residence at The Institute
                                                                  for Excellence in Corporate
                                                                  Governance of the
                                                                  University of Texas at
                                                                  Dallas School of
                                                                  Management. Formerly,
                                                                  Office Managing Partner,
                                                                  Arthur Andersen, LLP.

Ronald E. Toupin, Jr.        Trustee      Trustee since 2004;     Formerly Vice President,        13      None.
Year of birth: 1958                       Trustee of HCE since    Manager and Portfolio
                                          2005                    Manager of Nuveen Asset
                                                                  Management (1998-1999),
                                                                  Vice President of Nuveen
                                                                  Investment Advisory
                                                                  Corporation (1992-1999),
                                                                  Vice President and Manager
                                                                  of Nuveen Unit Investment
                                                                  Trusts (1991-1999), and
                                                                  Assistant Vice President
                                                                  and Portfolio Manager of
                                                                  Nuveen Unit Trusts
                                                                  (1988-1999), each of John
                                                                  Nuveen & Company, Inc.
                                                                  (asset manager)
                                                                  (1982-1999).

                                                                                               NUMBER OF
                                                  TERM OF                                     PORTFOLIOS
                                                OFFICE AND                                      IN FUND
                             POSITION(S)         LENGTH OF                                      COMPLEX
                                HELD               TIME              PRINCIPAL OCCUPATION      OVERSEEN      OTHER DIRECTORSHIPS
NAME, ADDRESS(1) AND AGE     WITH FUNDS          SERVED(2)        DURING THE PAST FIVE YEARS  BY TRUSTEE       HELD BY TRUSTEE
------------------------     -----------  ----------------------  --------------------------  ----------  --------------------------
INTERESTED TRUSTEES:

Nicholas Dalmaso+(3)         Trustee,     Trustee of FMO since    Senior Managing Director        15      None.
Year of birth: 1965          Chief Legal  2004; Trustee of HCE    and General Counsel of
                             and          since 2005              Claymore Advisors, LLC and
                             Executive                            Claymore Securities, Inc.
                             Officer,                             (2001-present). Officer of
                             Chief                                certain funds in the Fund
                             Compliance                           Complex. Formerly,
                             Officer                              Assistant General Counsel,
                                                                  John Nuveen and Company
                                                                  Inc. (1999-2000). Formerly,
                                                                  Vice President and
                                                                  Associate General Counsel
                                                                  of Van Kampen Investments,
                                                                  Inc. (1992-1999).

Joseph E. Gallagher, Jr.                  Trustee of FMO since    Executive Managing Director      4      Member of the Board of
8112 Maryland Avenue                      2004; Trustee of HCE    and Chief Operating Officer             Directors for the Delta
Suite 400                                 since 2005              of Fiduciary Asset                      Gamma Center for Children
St. Louis, MO 63105                                               Management, LLC                         with Visual Impairments
Year of birth: 1957                                               (1994-present). Member of               and for the Rossman
                                                                  the St. Louis Chapter of                School.
                                                                  the National Association
                                                                  for Business Economics.

----------
       + "Interested person" of FMO and HCE as defined in the 1940 Act. Mr. Dalmaso is an interested person of the Funds because he is an officer of the Investment Adviser and certain of its affiliates. Mr. Gallagher is an interested person of the Funds because he is an officer of the Sub-Adviser.

     (1) The business address of each Trustee of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

     (2) After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

     (3)  Nominee for election as a Trustee at the Annual Meeting.

EXECUTIVE OFFICERS

     The following information relates to the executive officers of FMO and HCE who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or Sub-Adviser and may receive compensation in such capacities.

OFFICERS:

                                                                  PRINCIPAL OCCUPATION DURING
NAME, ADDRESS(1) AND AGE                 TITLE                        THE PAST FIVE YEARS
------------------------------ -------------------------- ------------------------------------------
Steven M. Hill                 Chief Financial Officer,   Senior Managing Director and Chief
Year of birth: 1964            Chief Accounting Officer   Financial Officer of Claymore Advisors,
                               and Treasurer              LLC and Claymore Securities, Inc.; Chief
                                                          Financial Officer, Chief Accounting
                                                          Officer and Treasurer of certain funds in
                                                          the Fund Complex. Previously, Treasurer of
                                                          Henderson Global Funds and Operations
                                                          Manager for Henderson Global Investors
                                                          (NA) Inc. (2002-2003); Managing Director,
                                                          FrontPoint Partners LLC (2001-2002); Vice
                                                          President, Nuveen Investments (1999-2001);
                                                          Chief Financial Officer, Skyline Asset
                                                          Management LP, (1999); Vice President, Van
                                                          Kampen Investments and Assistant
                                                          Treasurer, Van Kampen mutual funds
                                                          (1989-1999).

Jim Howley                     Assistant Treasurer        Vice President, Fund Administration of
Year of birth: 1972                                       Claymore Securities, Inc. (2004-present).
                                                          Previously, Manager, Mutual Fund
                                                          Administration of Van Kampen Investments,
                                                          Inc.

Richard C. Sarhaddi            Assistant Secretary        Assistant Vice President of Claymore
Year of birth: 1974                                       Advisors, LLC and Claymore Securities,
                                                          Inc.; Assistant Secretary of certain funds
                                                          in the Fund Complex. Previously, Editor,
                                                          CCH Incorporated.

----------
(1) The business address of each Officer of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532.

     -    DOES THE BOARD HAVE ANY COMMITTEES?

          Yes. The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

          AUDIT COMMITTEE

          Each Fund's Board has an Audit Committee, composed of Randall C. Barnes, Howard H. Kaplan, Robert B. Karn III, Ronald A. Nyberg, John
          M. Roeder and Ronald E. Toupin, Jr. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. Each Fund's Audit Committee is charged with selecting a firm of independent accountants for such Fund and reviewing accounting matters with the accountants.

          The Audit Committee presents the following report on behalf of each
          Fund:

          The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by Indendence Standards Board Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

          Each Fund's Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on July 11, 2005 and is attached hereto as Appendix A.

          NOMINATING COMMITTEE

          Each Fund's Board has a Nominating and Governance Committee, which is governed by a Nominating and Governance Committee Charter. Each Fund's Nominating and Governance Committee is composed of Randall C. Barnes, Howard H. Kaplan, Robert B. Karn III, John M. Roeder, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee.

          As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Nominating and Governance Committee Charter.

          The shareholder recommendation must be sent to the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

          The Nominating and Governance Committee Charter for FMO is attached hereto as Appendix B. The Nominating and Governance Committee Charter for HCE is attached as Appendix C.

     - DO THE FUNDS HAVE A POLICY WITH RESPECT TO THE ATTENDANCE OF TRUSTEES AT THE ANNUAL MEETING?

          It is each Fund's policy to encourage Trustees to attend annual meetings.

     -    HOW CAN A FUND'S SHAREHOLDERS SEND COMMUNICATIONS TO THE TRUSTEES?

          Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

     -    HOW LARGE A STAKE DO THE TRUSTEES HAVE IN EACH FUND?

          As of February 6, 2006, each Trustees beneficially owned equity securities of each Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

                                        DOLLAR RANGE OF         DOLLAR RANGE OF            AGGREGATE DOLLAR RANGE
                                       EQUITY SECURITIES       EQUITY SECURITIES       OF EQUITY SECURITIES OVERSEEN
          NAME OF TRUSTEE                    IN FMO                  IN HCE           BY TRUSTEES IN THE FUND COMPLEX
          ---------------              -----------------       -----------------      -------------------------------
          INDEPENDENT TRUSTEES:
          Randall C. Barnes            $10,001 - $50,000         Over $100,000                 Over $100,000
          Howard H. Kaplan               $1 - $10,000              $1 - 10,000                  $1 - 10,000
          Robert B. Karn III             $1 - $10,000             $1 - $10,000               $10,001 - $50,000
          Ronald A. Nyberg               $1 - $10,000                  0                       Over $100,000
          John M. Roeder                 $1 - $10,000             $1 - $10,000               $10,001 - $50,000
          Ronald E. Toupin, Jr.               0                        0                             0

          INTERESTED TRUSTEES:
          Nicholas Dalmaso                    0                        0                             0
          Joseph E. Gallagher, Jr.            0                        0                             0

          As of February 6, 2006, each Trustee and the Trustees and officers of FMO as a group owned less than 1% of the outstanding shares of FMO. As of February 6, 2006, each Trustee and the Trustees and officers of HCE as a group owned less than 1% of the outstanding shares of HCE.

     -    HOW OFTEN DO THE TRUSTEES MEET?

          During FMO's initial fiscal period ended November 30, 2005, FMO's Board held 4 meetings, FMO's Audit Committee held 1 meeting and FMO's Nominating and Governance Committee held 2 meetings.

          During HCE's initial fiscal period ended November 30, 2005, HCE's Board held 4 meetings, HCE's Audit Committee held 1 meeting and HCE's Nominating and Governance Committee held 1 meeting.

          Each Trustee attended at least 75% of the meetings of each Fund's Board (and any committee thereof on which he serves) held during the Funds' initial fiscal periods ended November 30, 2005.

     -    WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

          Each Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Investment Manager or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of each Fund's Trustees. This table assumes that each Fund had a full fiscal year of operations:

                                    ESTIMATED COMPENSATION   ESTIMATED COMPENSATION   ESTIMATED TOTAL COMPENSATION
          NAME OF BOARD MEMBER(1)        FROM FMO(2)              FROM HCE(2)           FROM THE FUND COMPLEX(2)
          -----------------------   ----------------------   ----------------------   ----------------------------
          Randall C. Barnes                $ 21,000                $ 21,000                   $  92,000
          Howard H. Kaplan                 $ 21,000                $ 21,000                   $  42,000
          Robert B. Karn III               $ 22,500                $ 22,500                   $  45,000
          Ronald A. Nyberg                 $ 22,500                $ 22,500                   $ 142,000
          John M. Roeder                   $ 21,000                $ 21,000                   $  45,000
          Ronald E. Toupin, Jr.            $ 21,000                $ 21,000                   $ 181,500

----------
          (1) Trustees not eligible for compensation are not included in the above table.

          (2)  Assumes the Fund had a full fiscal year of operations.

     THE BOARD OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

     The cost of soliciting proxies will be borne by the Funds. In addition, certain officers, directors and employees of the Funds and the Investment Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

     Information regarding how to vote via telephone or internet is included on the enclosed proxy card.

     The affirmative vote of a majority of the shares present at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the Proposal) is present is necessary to approve the Proposal.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Annual Meeting for quorum purposes. However, abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

     All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting.

     The Board has fixed the close of business on February 6, 2006 as the record date for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on by the Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

INVESTMENT ADVISER AND INVESTMENT MANAGER

     Claymore Advisors, LLC, a wholly owned subsidiary of Claymore Group, LLC, acts as each Fund's investment adviser. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532. Fiduciary Asset Management, LLC acts as each Fund's investment sub-adviser and is responsible for making investment decisions with respect to the investment of the Fund's assets. Fiduciary is located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105. Fiduciary manages a wide range of institutional products and currently supervises and manages approximately $17 billion in assets.

ADMINISTRATOR

     Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois, 60532, serves as each Fund's administrator.

INDEPENDENT AUDITOR

     Ernst & Young LLP ("E&Y") has been selected as the independent auditor by the Audit Committee of each Fund and approved by a majority of each Fund's Board, including a majority of the Independent Trustees, to audit the accounts of each Fund for and during each Fund's initial fiscal period ended in 2005 and fiscal year ending 2006. The Funds do not know of any direct or indirect financial interest of E&Y in the Funds.

     Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

AUDIT FEES

     The aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of each Fund's annual financial statements for each Fund's initial fiscal period ended November 30, 2005 were in the following amounts:

     FMO  $ 70,000
     HCE  $ 40,000

AUDIT-RELATED FEES

     The aggregate fees billed by E&Y and approved by the Audit Committee of the relevant Fund for each Fund's initial fiscal period ended November 30, 2005 for assurance and related services reasonably related to the performance of the audit of such Fund's annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with such Fund's registration statements, comfort letters and consents) were in the following amounts:

     FMO  $ 0
     HCE  $ 0

E&Y did not perform any other assurance and related services that were required to be approved by a Fund's Audit Committee for such period.

TAX FEES

The aggregate fees billed by E&Y and approved by the Audit Committee of the relevant Fund for each Fund's initial fiscal period ended November 30, 2005 for professional services rendered for tax compliance, tax advice and tax planning (which fees relate to tax services provided by E&Y in connection with such Fund's excise tax calculations and review of such Fund's tax returns) were in the following amounts:

     FMO  $ 10,000
     HCE  $  6,000

     E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by a Fund's Audit Committee for such period.

ALL OTHER FEES

     Other than those services described above, E&Y did not perform any other services on behalf of FMO or HCE for the Funds' initial fiscal periods ended November 30, 2005.

AGGREGATE NON-AUDIT FEES

     The aggregate non-audit fees billed by E&Y for each Fund's initial fiscal period ended November 30, 2005 for services rendered to such Fund were in the following amounts:

     FMO  $ 0
     HCE  $ 0

     In addition, the aggregate non-audit fees billed by E&Y for the Funds' initial fiscal periods ended November 30, 2005 for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to FMO or HCE were $0.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     As noted above, on July 11, 2005, the Audit Committee and the Board of each Fund approved a revised Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The revised Audit Committee Charter is attached hereto as Appendix A. The Audit Committee of each Fund has approved all audit and non-audit services provided by E&Y to such Fund, and all non-audit services provided by E&Y to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to such Fund which are related to the operations of such Fund.

PRINCIPAL SHAREHOLDERS

     As of February 6, 2006, to the knowledge of FMO, no person beneficially owned more than 5% of the voting securities of any class of securities of FMO. As of February 6, 2006, to the knowledge of HCE, no person beneficially owned more than 5% of the voting securities of any class of securities of HCE.

FINANCIAL STATEMENTS AND OTHER INFORMATION

     Each Fund will furnish, without charge, a copy of such Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, 800-345-7999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund's officers and Trustees, certain officers of such Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon each Fund's review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for such Fund's initial fiscal period ended November 30, 2005, all filings applicable to such persons were completed and filed in a timely manner.

PRIVACY PRINCIPLES OF THE FUND

     The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

     Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Funds restrict access to non-public personal information about shareholders to employees of the Investment Adviser with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

DEADLINE FOR SHAREHOLDER PROPOSALS

     Shareholder proposals intended for inclusion in the Funds' proxy statement in connection with the Funds' 2007 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Funds at the Funds' principal executive offices by November 8, 2006. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Funds at the Funds' principal executive offices not later than January 27, 2007.

OTHER MATTERS

     The management of each Fund knows of no other matters that are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                       Very truly yours,

                                       /s/ Nicholas Dalmaso

                                       NICHOLAS DALMASO
                                       CHIEF LEGAL AND EXECUTIVE OFFICER

March 8, 2006

                                                                      APPENDIX A

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
                             AUDIT COMMITTEE CHARTER
                             APPROVED JULY 11, 2005

I.   PURPOSE

     The Audit Committee is a committee of the Board of the Trust. Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements;
(3) the independent auditors' qualifications and independence; and (4) the performance of the Trust's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions and the Board.

     - Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

     - The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust's accounting, reporting and internal control practices.

     The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

     - he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940; and

     - he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

     Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert" as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

     The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

     No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Trust (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III. MEETINGS

     The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

     As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A.   Charter

          Review this Charter, annually, and recommend changes, if any, to the Board.

     B.   Internal Controls

          1. Review, annually, with Trust management and the independent auditors:

               (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

               (b) their separate evaluation of the adequacy and effectiveness of the Trust's system of internal controls, including those of the Trust's service providers.

          2.   Review, with Trust management and the independent auditors:

               (a) the Trust's plan related to the Trust's systems for accounting, reporting and internal controls;

               (b) the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

               (c) any significant audit findings or recommendations related to the Trust's systems for accounting, reporting and internal controls and Trust management's response.

          3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

          4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

     C.   Independent Auditors

          1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

          2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

               (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

               (a) the independent auditors' internal quality-control procedures;

               (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

               (c) all relationships between the independent auditors and the Trust, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

               In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

          5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

          6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

          7. Review the management letter prepared by the independent auditors and Trust management's response.

     D.   Financial Reporting Processes

               (a) Review with Trust management and the independent auditors the Trust's semi-annual financial statements.

          2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards No. 61, including:

               - the independent auditors' judgments about the quality, and not just the acceptability, of the Trust's accounting principles as applied in its financial reporting;

               - the process used by Trust management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

               - all significant adjustments arising from the audit, whether or not recorded by the Trust;

               - when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

               - any disagreements with Trust management regarding accounting or reporting matters;

               - any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

               - significant deficiencies in the design or operation of internal controls.

          3. The independent auditors shall report, within 90 days prior to the filing of the Trust's annual financial statements with the SEC, to the Audit Committee:

               (a)  all critical accounting policies and practices to be used;

               (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

               (c) other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

               (d) all non-audit services provided to an entity in the "investment company complex" as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

          4. Review, annually, with Trust management and the independent auditors, the Trust's "disclosure controls and procedures" and the Trust's "internal control over financial reporting" as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

          5. Review with Trust management and the independent auditors a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management's most recent evaluation of the Trust's "disclosure controls and procedures" and "internal control over financial reporting."

     E.   Process Improvements

          Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

     F.   Legal and Compliance

          1. Review any legal or regulatory matters that arise that could have a material impact on the Trust's financial statements.

          2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

          3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

     G.   Other Responsibilities

          1.   Review, annually, the performance of the Audit Committee.

          2. Prepare a report of the Audit Committee as required to be included in the annual proxy statement.

          3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee's judgment, that is appropriate.

          4. Perform any other activities consistent with this Charter, the Trust's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.   FUNDING

     The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                                                                      APPENDIX B

                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the "Board") of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(1) The Committee shall have the following duties and powers:

     1. To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

     2 To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

     3 To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Fund's to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. APPENDIX A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with APPENDIX A will not be considered by the Committee).

----------
(1) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

APPENDIX A TO THE
NOMINATING AND GOVERNANCE COMMITTEE CHARTER OF FMO

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the Address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, it not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                                                      APPENDIX C

                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

                   NOMINATING AND GOVERNANCE COMMITTEE CHARTER

PURPOSES AND ORGANIZATION

     The purpose of the Governance and Nominating Committee of the Board of Trustees (the "Board") of Fiduciary/Claymore Dynamic Equity Fund (the "Fund") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").(2) The Committee shall have the following duties and powers:

     (1) To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

     (2) To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

     (3) To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities.

     The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

QUALIFICATIONS FOR TRUSTEE NOMINEES

     The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

IDENTIFICATION OF NOMINEES

     In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Fund's to identify potential candidates.

CONSIDERATION OF CANDIDATES RECOMMENDED BY SHAREHOLDERS

     The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. APPENDIX A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with APPENDIX A will not be considered by the Committee).

----------
(2) As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

APPENDIX A TO THE
NOMINATING AND GOVERNANCE COMMITTEE CHARTER OF HCE

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

     A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the Address of the principal executive offices of the Fund.

     2. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

     3. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, it not an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

       PROXY TABULATOR
        P.O. BOX 9112
    FARMINGDALE, NY 11735












                       SOLICITED BY THE BOARD OF TRUSTEES
                     FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 10, 2006


COMMON

The annual meeting of Fiduciary/Claymore MLP Opportunity Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, April 10, 2006, at 11:30 A.M. CDT. The undersigned hereby appoints each of Nicholas Dalmaso, Melissa J. Nguyen and Richard C. Sarhaddi as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

                                PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                    PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      Date: __________________, 2006

                           |---------------------------------------------------|
                           |                                                   |
                           |                                                   |
                           |---------------------------------------------------|
                           Signature(s)                        (SIGN IN THE BOX)

                           For joint registrations, both parties should sign.


                                                                         CFMO-JH

                                      PLEASE FILL IN A BOX AS SHOWN USING
                                      BLACK OR BLUE INK OR NUMBER 2 PENCIL.    X
                                      PLEASE DO NOT USE FINE POINT PENS.


                                                       FOR ALL       WITHHOLD
                                                      nominees      AUTHORITY
                                                      except as      to vote
1.  Election of Trustees:                           marked to the    for all
                                                     contrary at    nominees.
    Class I Nominees:                                   left.

    (01) Randall C. Barnes, (02) Nicholas Dalmaso        /  /          /  /

    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S)
    ON THE LINE BELOW.


    ----------------------------------------------




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                         CFMO-JH

       PROXY TABULATOR
        P.O. BOX 9112
    FARMINGDALE, NY 11735












                       SOLICITED BY THE BOARD OF TRUSTEES
                     FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 10, 2006


COMMON

The annual meeting of Fiduciary/Claymore Dynamic Equity Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Monday, April 10, 2006, at 11:30 A.M. CDT. The undersigned hereby appoints each of Nicholas Dalmaso, Melissa J. Nguyen and Richard C. Sarhaddi as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXY SHALL VOTE FOR SUCH PROPOSAL. THE PROXY MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


                                PLEASE MARK, DATE, SIGN & RETURN THE PROXY
                                    PROMPTLY IN THE ENCLOSED ENVELOPE.

                                      Date: __________________, 2006

                           |---------------------------------------------------|
                           |                                                   |
                           |                                                   |
                           |---------------------------------------------------|
                           Signature(s)                        (SIGN IN THE BOX)

                           For joint registrations, both parties should sign.

                                                                         CHCE-JH

                                      PLEASE FILL IN A BOX AS SHOWN USING
                                      BLACK OR BLUE INK OR NUMBER 2 PENCIL.    X
                                      PLEASE DO NOT USE FINE POINT PENS.


                                                       FOR ALL       WITHHOLD
                                                      nominees      AUTHORITY
                                                      except as      to vote
1.  Election of Trustees:                           marked to the    for all
                                                     contrary at    nominees.
    Class I Nominees:                                   left.

    (01) Randall C. Barnes, (02) Nicholas Dalmaso        /  /          /  /


    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY NOMINEE(S), WRITE THE NUMBER OF THE NOMINEE(S)
    ON THE LINE BELOW.


    ----------------------------------------------




                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                         CHCE-JH